Consolidated Statement of Operations - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Revenue	$ (467)	$ 0	$ 0
Research and development, expenses	14,271	7,629	6,664
General and administrative expenses	3,078	3,246	2,478
Total operating loss	16,882	10,875	9,142
Financial income, net	(35)	(253)	(40)
Loss before income taxes	16,847	10,622	9,102
Income taxes	106	0	1
Net loss	$ 16,953	$ 10,622	$ 9,103
Basic and diluted net loss per share from continuing operations (in dollars per share)	$ 1.49	$ 0.96	$ 0.88
Weighted-average number of shares outstanding used in computing basic and diluted net loss per share (in shares)	11,374,653	11,100,453	10,323,686	[1]

[1]	Retroactively adjusted to reflect the 729:1 share split, which occurred upon consummation of the Reorganization.